Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mid-Southern Bancorp, Inc. and Subsidiary (the "Company") on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned hereby certifies in his or her capacity as an officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

DATE: May 13, 2019	/s/Alexander G. Babey
Alexander G. Babey
President and Chief Executive Officer (Principal Executive Officer)

DATE: May 13, 2019	/s/ Erica B. Schmidt
Erica B. Schmidt
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)